Exhibit 99.5

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of December 1, 2006 (the "Agreement"), between German American Capital Corporation (together with its successors and permitted assigns hereunder, the "Seller") and CWCapital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the CWCapital Commercial Funding Corp., Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of December 6, 2006, with Wachovia Capital Markets, LLC ("Wachovia"), Citigroup Global Markets Inc. ("Citi") and Deutsche Bank Securities Inc. ("Deutsche" and, together with Wachovia and City, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of December 6, 2006, with Wachovia Capital Markets, LLC ("Wachovia"), Citigroup Global Markets Inc. ("Citi") and Deutsche Bank Securities Inc. ("Deutsche" and, together with Wachovia and Citi, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loans will have an aggregate principal balance of $189,608,000 (the "GACC Mortgage Loan Balance") as of the close of business on, with respect to each Mortgage Loan, its Due Date in December 2006 (each such date, the applicable "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of (i) a cash amount equal to 104.89605% of the GACC Mortgage Loan Balance, plus (ii) $624,838, which amount represents the amount of interest accrued on the GACC Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date but does not include any deduction for any fees and/or expenses incurred in connection with this transaction. The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the reasonable out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans and (iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and
(y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, information necessary for the Master Servicer to produce the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            (vi) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or requires or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree or any court or governmental authority having jurisdiction over the Purchaser or its assets.

            SECTION 5. Notice of Breach; Cure; Repurchase; Covenant of the
Seller.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property) unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the Initial Resolution Period, then a Specially Serviced Mortgage Loan and a Servicing Tranfer Event has occurred as a result of a monetary default or as described in clause (e), clause (f) or clause (g) of the definition of "Specially Serviced Mortgage Loan" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to Seller by the Trustee pursuant to
Section 2.02 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect; and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment,
(e) the absence from the Mortgage File of a copy of the ground lease with respect to any leasehold mortgages or (f) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All reasonable costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 38 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear reasonable costs and expenses associated with a defeasance or assumption, as set forth in paragraph 38 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        GERMAN AMERICAN CAPITAL CORPORATION

                                        By: /s/ Helaine M. Kaplan
                                            ------------------------------------
                                            Name: Helaine M. Kaplan
                                            Title: Vice President

                                        By: /s/ Mary Brundage
                                            ------------------------------------
                                            Name: Mary Brundage
                                            Title: Authorized Signatory

                                        PURCHASER

                                        CWCAPITAL COMMERCIAL FUNDING CORP.

                                        By: /s/ Robert Restrick
                                            ------------------------------------
                                            Name: Robert Restrick
                                            Title: Senior Vice President

                                   SCHEDULE A

                                     Notices

Seller:

Address for Notices:

German American Capital Corporation
60 Wall Street,
New York, New York 10005
Attention: Lainie Kaye

Purchaser:

Address for Notices:

CWCapital Commercial Funding Corp.
One Charles River Place
63 Kendrick Street
Needham, Massachusetts  02494
Attention: Craig Lieberman

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage Loan Number   Property Name                              Address
--------------------   ----------------------------------------   -----------------------------------
                   8   Fortress/Ryan's Portfolio                  Various
               8.001   Ryans - Picayune, MS                       232 Frontage Road
               8.002   Ryans - Crestview, FL                      3000 South Ferdon Boulevard
               8.003   Fire Mountain - Fayetteville, NC           1470 Skibo Road
               8.004   Ryans - Bowling Green, KY                  1920 Mel Browning Street
               8.005   Fire Mountain - Pensacola, FL              9006 Pensacola Boulevard
               8.006   Ryans - Macon, GA                          4690 Presidential Parkway
               8.007   Ryans - Conroe, TX                         1413 North Loop 336 West
               8.008   Ryans - Columbus, GA                       1900 Manchester Expressway
               8.009   Ryans - Beckley, WV                        1320 North Eisenhower Drive
                8.01   Ryans - Aiken, SC                          1953 Whiskey Road
               8.011   Ryans - Pearl, MS                          438 Riverwind Drive
               8.012   Ryans - Asheville, NC                      1000 Brevard Road
               8.013   Ryans - Beaumont, TX                       4260 Dowlen Road
               8.014   Ryans - Albany, GA                         1228 North Westover Boulevard
               8.015   Old Country Buffet - Coon Rapids, MN       3580 Main Street
               8.016   Ryans - Surfside Beach, SC                 8671 Highway 17 Bypass
               8.017   Ryans - Montgomery, AL                     6561 Atlanta Highway
               8.018   Ryans - North Charleston, SC               7321 Rivers Avenue
               8.019   Fire Mountain - Flowood, MS                205 Belle Meade Point
                8.02   Ryans - Hanover, PA                        341 Eisenhower Drive
               8.021   Ryans - Princeton, WV                      195 Greasy Ridge Road
               8.022   Ryans - Hermitage, TN                      3435 Lebanon Pike
               8.023   Ryans - Martinez, GA                       208 Bobby Jones Expressway
               8.024   Fire Mountain - Columbia, SC               1304 Bower Parkway
               8.025   Ryans - Columbia, SC                       10052 Two Notch Road
               8.026   Fire Mountain - Decatur, AL                921 Wimberly Drive SW
               8.027   Ryans - Greer, SC                          1501 West Poinsett
               8.028   Fire Mountain - Athens, GA                 1021 Dowdy Road
               8.029   Fire Mountain - Burleson, TX               1045 Southwest Wilshire Boulevard
                8.03   Ryans - Charleston, SC                     829 Saint Andrews Boulevard
               8.031   Ryans - Martinsburg, WV                    925 Foxcroft Avenue
               8.032   Ryans - Commerce, GA                       243 Steven B. Tanger Boulevard
               8.033   Fire Mountain - Horn Lake, MS              988 Goodman Road
               8.034   Ryans - Fredericksburg, VA                 1780 Carl D. Silver Parkway
               8.035   Fire Mountain - North Augusta, SC          1275 Knox Avenue
               8.036   Ryans - Anderson, SC                       3517 Clemson Boulevard
               8.037   Fire Mountain - Mobile, AL                 4439 Rangeline Road
               8.038   Ryans - Alcoa, TN                          1053 Hunters Xing
               8.039   Ryans - Texas City, TX                     2310 FM 2004
                8.04   Ryans - Hixson, TN                         5104 Hixson Pike
               8.041   Ryans - Denham Springs, LA                 910 South Range Avenue
               8.042   Fire Mountain - Dawsonville, GA            126 Highway 400 North
               8.043   Ryans - Murfreesboro, TN                   1829 Old Fort Parkway
               8.044   Ryans - Jasper, AL                         2009 Highway 78 East
               8.045   Ryans - Florence, AL                       362 Cox Creek Parkway
               8.046   Ryans - North Myrtle Beach, SC             3607 Highway 17
               8.047   Fire Mountain - Bossier City, LA           2400 Airline Drive
               8.048   Ryans - Canton, GA                         150 Keith Drive
               8.049   Ryans - Owensboro, KY                      4500 Frederica Street
                8.05   Ryans - Rome, GA                           2305 Shorter Avenue SW
               8.051   Fire Mountain - Lake Charles, LA           4051 Ryan Street
               8.052   Fire Mountain - Hickory, NC                2664 Highway 70 SE
               8.053   Ryans - Cartersville, GA                   823 Joe Frank Harris Parkway
               8.054   Ryans - Crossville, TN                     2854 North Main Street
               8.055   Ryans - Carrollton, GA                     1156 Bankhead Highway
               8.056   Ryans - Pace, FL                           4955 Highway 90
               8.057   Ryans - Christiansburg, VA                 2580 North Franklin Street
               8.058   Ryans - Prattville, AL                     1915 Cobbs Ford Road
               8.059   Fire Mountain - Lexington, KY              1973 Bryant Road
                8.06   Ryans - Paducah, KY                        5140 Hinkleville Road
               8.061   Fire Mountain - Spanish Fort, AL           30179 Eastern Shore Court
               8.062   Ryans - Lake Jackson, TX                   119 West Highway 332
               8.063   Ryans - Hiram, GA                          55 Pace Court
               8.064   Ryans - Greenville, SC                     6124 White Horse Road
               8.065   Fire Mountain - Auburn, IN                 1411 Shook Drive
               8.066   Ryans - Seymour, IN                        203 North Sandy Creek Drive
               8.067   Ryans - Springfield, MO                    1950 East Kearney Street
               8.068   Fire Mountain - Cullman, AL                1720 Cherokee Avenue SW
               8.069   Fire Mountain - Spartanburg, SC            151 Dorman Center Drive
                8.07   Ryans - West Columbia, SC                  1707 Charleston Highway
               8.071   Ryans - Dothan, AL                         3240 South Oates Street
               8.072   Ryans - Easley, SC                         6410 Calhoun Memorial Highway
               8.073   Fire Mountain - Gardendale, AL             838 Odum Road
               8.074   Ryans - Joplin, MO                         510 Rangeline Road
               8.075   Ryans - Greenwood, SC                      1703 Bypass 72 NE
               8.076   Ryans - Conway, SC                         2904 Church Street
               8.077   Ryans - Chambersburg, PA                   1635 Lincoln Way East
               8.078   Ryans - Lumberton, NC                      220 Jackson Court
               8.079   Fire Mountain - Griffin, GA                1323 North Expressway
                8.08   Ryans - Springfield, MO                    2501 South Campbell Avenue
               8.081   Fire Mountain - Calhoun, GA                422 West Belmont Drive
               8.082   Fire Mountain - North Little Rock, AR      4000 Springhill Plaza Court
               8.083   Ryans - Oak Ridge, TN                      401 South Tulane Avenue
               8.084   Fire Mountain - Foley, AL                  2301 South Mckenzie Street
               8.085   Ryans - Hot Springs, AR                    4538 Central Avenue
               8.086   Ryans - Johnstown, PA                      420 Galleria Drive
               8.087   Ryans - Seneca, SC                         1616 Sandifer Road
               8.088   Ryans - Greenville, SC                     1255 Woodruff Road
               8.089   Ryans - Marietta, OH                       823 Pike Street
                8.09   Ryans - Orangeburg, SC                     2580 North Road
               8.091   Ryans - Lafayette, LA                      3253 Ambassador Caffery
               8.092   Fire Mountain - Fort Smith, AR             3600 Massard Road
               8.093   Ryans - Cincinnati, OH                     4450 Ryans Way
               8.094   Ryans - Akron, OH                          2863 Arlington Road
               8.095   Ryans - Gastonia, NC                       2900 East Franklin Boulevard
               8.096   Fire Mountain - Concord, NC                8601 Concord Mills Boulevard
               8.097   Ryans - Elizabethtown, KY                  1034 Executive Drive
               8.098   Fire Mountain - Clarksville, TN            2702 Wilma Rudolph Boulevard
               8.099   Ryans - Corydon, IN                        2230 Edsel Lane NW
                 8.1   Ryans - Jonesboro, AR                      2809 East Highland Drive
               8.101   Ryans - Morristown, TN                     203 North Davy Crockett Parkway
               8.102   Ryans - Simpsonville, SC                   3940 Grandview Drive
               8.103   Ryans - Sevierville, TN                    502 Winfield Dunn Parkway
               8.104   Ryans - Cookeville, TN                     791 South Jefferson Avenue
               8.105   Fire Mountain - Columbia, SC               7550 Garner's Ferry Road
               8.106   Fire Mountain - Mansfield, OH              994 North Lexington Springmill Road
               8.107   Ryans - Tyler, TX                          5626 South Broadway Avenue
               8.108   Ryans - Millington, TN                     8165 U.S. Highway 51 North
               8.109   Fire Mountain - Winston-Salem, NC          333 Summit Square Court
                8.11   Ryans - Tupelo, MS                         3990 Gloster
               8.111   Ryans - Cleveland, TN                      138 Paul Huff Parkway NW
               8.112   Ryans - Indianapolis, IN                   8180 U.S. Route 31 South
               8.113   Ryans - Danville, IL                       4117 North Vermilion
               8.114   Ryans - Slidell, LA                        1100 Robert Road
               8.115   Ryans - Clarksburg, WV                     519 Emily Drive
               8.116   Ryans - Charleston, WV                     103 R H L Boulevard
               8.117   Ryans - Hagerstown, MD                     17830 Garland Groh Boulevard
               8.118   Home Town Buffet - Burbank, CA             1850 Empire Avenue
               8.119   Ryans - Summerville, SC                    1314 North Main Street
                8.12   Fire Mountain - Beaver Falls, PA           400 Chippewa Town Center
               8.121   Fire Mountain - Mechanicsburg, PA          6476 Carlisle Pike
               8.122   Home Town Buffet - Canoga Park, CA         6705 North Fallbrook Avenue
               8.123   Ryans - Searcy, AR                         3608 East Race Avenue
               8.124   Ryans - West Plains, MO                    1321 Preacher Roe Boulevard
               8.125   Home Town Buffet - Lynwood, CA             3102 East Imperial Highway
               8.126   Ryans - Lexington, SC                      5579 Sunset Boulevard
               8.127   Home Town Buffet - Fresno, CA              3617 West Shaw Avenue
               8.128   Old Country Buffet - Union Gap, WA         2513 Main Street
               8.129   Old Country Buffet - Fairness Hills , PA   650 Commerce Boulevard
                8.13   Ryans - Tuscaloosa, AL                     4373 Courtney Drive
                  20   Physicians Medical Center of Dallas        7115 Greenville Avenue
                  21   Glenview Corporate Center                  3050, 3220 & 3260 Tillman Drive
                  38   Westgate San Antonio                       5280-5282 Medical Drive
                  54   Nassau Bay I & II Portfolio                Various
              54.001   Doctor's Center                            18100 St. John Drive
              54.002   Space Park                                 2060 Space Park Drive
                  60   Southlake Medical I                        1545 East Southlake Boulevard
                  62   Residence Inn Saratoga                     295 Excelsior Avenue
                  95   1429 Walnut Street                         1429 Walnut Street
                 128   The Capital Center                         99 Pine Street
                 129   181 Freeman Avenue                         181 Freeman Avenue
                 159   Wenatchee Manorhouse Apartments            801 Idaho Street

Mortgage Loan Number  City                State    Zip Code  Cut-Off Date Loan Balance ($)  Monthly P&I Payments ($)  Mortgage Rate
--------------------  ------------------  -------  --------  -----------------------------  ------------------------  -------------
                   8  Various             Various   Various                     61,985,000                   371,831        6.00500%
               8.001  Picayune            MS          39466
               8.002  Crestview           FL          32536
               8.003  Fayetteville        NC          28303
               8.004  Bowling Green       KY          42104
               8.005  Pensacola           FL          32534
               8.006  Macon               GA          31206
               8.007  Conroe              TX          77304
               8.008  Columbus            GA          31904
               8.009  Beckley             WV          25801
                8.01  Aiken               SC          29803
               8.011  Pearl               MS          39208
               8.012  Asheville           NC          28806
               8.013  Beaumont            TX          77706
               8.014  Albany              GA          31707
               8.015  Coon Rapids         MN          55448
               8.016  Surfside Beach      SC          29575
               8.017  Montgomery          AL          36117
               8.018  North Charleston    SC          29406
               8.019  Flowood             MS          39232
                8.02  Hanover             PA          17331
               8.021  Princeton           WV          24740
               8.022  Hermitage           TN          37076
               8.023  Martinez            GA          30907
               8.024  Columbia            SC          29212
               8.025  Columbia            SC          29223
               8.026  Decatur             AL          35603
               8.027  Greer               SC          29650
               8.028  Athens              GA          30606
               8.029  Burleson            TX          76028
                8.03  Charleston          SC          29407
               8.031  Martinsburg         WV          25401
               8.032  Commerce            GA          30529
               8.033  Horn Lake           MS          38637
               8.034  Fredericksburg      VA          22401
               8.035  North Augusta       SC          29841
               8.036  Anderson            SC          29621
               8.037  Mobile              AL          36619
               8.038  Alcoa               TN          37701
               8.039  Texas City          TX          77591
                8.04  Hixson              TN          37343
               8.041  Denham Springs      LA          70726
               8.042  Dawsonville         GA          30534
               8.043  Murfreesboro        TN          37129
               8.044  Jasper              AL          35501
               8.045  Florence            AL          35630
               8.046  North Myrtle Beach  SC          29582
               8.047  Bossier City        LA          71111
               8.048  Canton              GA          30114
               8.049  Owensboro           KY          42301
                8.05  Rome                GA          30165
               8.051  Lake Charles        LA          70605
               8.052  Hickory             NC          28602
               8.053  Cartersville        GA          30120
               8.054  Crossville          TN          38555
               8.055  Carrollton          GA          30116
               8.056  Pace                FL          32571
               8.057  Christiansburg      VA          24073
               8.058  Prattville          AL          36066
               8.059  Lexington           KY          40509
                8.06  Paducah             KY          42001
               8.061  Spanish Fort        AL          36527
               8.062  Lake Jackson        TX          77566
               8.063  Hiram               GA          30141
               8.064  Greenville          SC          29611
               8.065  Auburn              IN          46706
               8.066  Seymour             IN          47274
               8.067  Springfield         MO          65803
               8.068  Cullman             AL          35055
               8.069  Spartanburg         SC          29301
                8.07  West Columbia       SC          29169
               8.071  Dothan              AL          36301
               8.072  Easley              SC          29640
               8.073  Gardendale          AL          35071
               8.074  Joplin              MO          64801
               8.075  Greenwood           SC          29649
               8.076  Conway              SC          29526
               8.077  Chambersburg        PA          17201
               8.078  Lumberton           NC          28358
               8.079  Griffin             GA          30223
                8.08  Springfield         MO          65807
               8.081  Calhoun             GA          30701
               8.082  North Little Rock   AR          72117
               8.083  Oak Ridge           TN          37830
               8.084  Foley               AL          36535
               8.085  Hot Springs         AR          71913
               8.086  Johnstown           PA          15904
               8.087  Seneca              SC          29678
               8.088  Greenville          SC          29607
               8.089  Marietta            OH          45750
                8.09  Orangeburg          SC          29118
               8.091  Lafayette           LA          70506
               8.092  Fort Smith          AR          72903
               8.093  Cincinnati          OH          45245
               8.094  Akron               OH          44312
               8.095  Gastonia            NC          28056
               8.096  Concord             NC          28027
               8.097  Elizabethtown       KY          42701
               8.098  Clarksville         TN          37040
               8.099  Corydon             IN          47112
                 8.1  Jonesboro           AR          72401
               8.101  Morristown          TN          37814
               8.102  Simpsonville        SC          29680
               8.103  Sevierville         TN          37876
               8.104  Cookeville          TN          38501
               8.105  Columbia            SC          29209
               8.106  Mansfield           OH          44906
               8.107  Tyler               TX          75703
               8.108  Millington          TN          38053
               8.109  Winston-Salem       NC          27105
                8.11  Tupelo              MS          38804
               8.111  Cleveland           TN          37312
               8.112  Indianapolis        IN          46227
               8.113  Danville            IL          61834
               8.114  Slidell             LA          70458
               8.115  Clarksburg          WV          26301
               8.116  Charleston          WV          25325
               8.117  Hagerstown          MD          21740
               8.118  Burbank             CA          91504
               8.119  Summerville         SC          29483
                8.12  Beaver Falls        PA          15010
               8.121  Mechanicsburg       PA          17050
               8.122  Canoga Park         CA          91307
               8.123  Searcy              AR          72143
               8.124  West Plains         MO          65775
               8.125  Lynwood             CA          90262
               8.126  Lexington           SC          29072
               8.127  Fresno              CA          93711
               8.128  Union Gap           WA          98903
               8.129  Fairness Hills      PA          19030
                8.13  Tuscaloosa          AL          35405
                  20  Dallas              TX          75231                     28,450,000                        IO        5.79800%
                  21  Bensalem            PA          19020                     28,000,000                   168,324        6.02500%
                  38  San Antonio         TX          78229                     18,400,000                        IO        5.87800%
                  54  Nassau Bay          TX          77058                     14,000,000                        IO        5.79800%
              54.001  Nassau Bay          TX          77058
              54.002  Nassau Bay          TX          77058
                  60  Southlake           TX          76092                     11,680,000                        IO        5.83800%
                  62  Saratoga Springs    NY          12866                     11,500,000                    72,834        6.28700%
                  95  Philadelphia        PA          19102                      6,400,000                    38,668        6.07200%
                 128  Albany              NY          12207                      3,675,000                    22,389        6.15000%
                 129  Islip               NY          11751                      3,618,000                    21,425        5.88500%
                 159  Wenatchee           WA          98801                      1,900,000                    11,493        6.08300%

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD
--------------------   ----------------------------------------   --------------------
                   8                                        119               11/01/16
               8.001
               8.002
               8.003
               8.004
               8.005
               8.006
               8.007
               8.008
               8.009
                8.01
               8.011
               8.012
               8.013
               8.014
               8.015
               8.016
               8.017
               8.018
               8.019
                8.02
               8.021
               8.022
               8.023
               8.024
               8.025
               8.026
               8.027
               8.028
               8.029
                8.03
               8.031
               8.032
               8.033
               8.034
               8.035
               8.036
               8.037
               8.038
               8.039
                8.04
               8.041
               8.042
               8.043
               8.044
               8.045
               8.046
               8.047
               8.048
               8.049
                8.05
               8.051
               8.052
               8.053
               8.054
               8.055
               8.056
               8.057
               8.058
               8.059
                8.06
               8.061
               8.062
               8.063
               8.064
               8.065
               8.066
               8.067
               8.068
               8.069
                8.07
               8.071
               8.072
               8.073
               8.074
               8.075
               8.076
               8.077
               8.078
               8.079
                8.08
               8.081
               8.082
               8.083
               8.084
               8.085
               8.086
               8.087
               8.088
               8.089
                8.09
               8.091
               8.092
               8.093
               8.094
               8.095
               8.096
               8.097
               8.098
               8.099
                 8.1
               8.101
               8.102
               8.103
               8.104
               8.105
               8.106
               8.107
               8.108
               8.109
                8.11
               8.111
               8.112
               8.113
               8.114
               8.115
               8.116
               8.117
               8.118
               8.119
                8.12
               8.121
               8.122
               8.123
               8.124
               8.125
               8.126
               8.127
               8.128
               8.129
                8.13
                  20                                        120               12/01/16
                  21                                        120               12/01/16
                  38                                        120               12/01/16
                  54                                        120               12/01/16
              54.001
              54.002
                  60                                        120               12/01/16
                  62                                        120               12/01/16
                  95                                        118               10/01/16
                 128                                         60               12/01/11
                 129                                        120               12/01/16
                 159                                        117               09/01/16

Mortgage Loan Number   Remaining Amort Term (Mos.) for Balloon Mortgage Loan   Interest Accrual Method
--------------------   -----------------------------------------------------   -----------------------
                   8                                                     360                Actual/360
               8.001
               8.002
               8.003
               8.004
               8.005
               8.006
               8.007
               8.008
               8.009
                8.01
               8.011
               8.012
               8.013
               8.014
               8.015
               8.016
               8.017
               8.018
               8.019
                8.02
               8.021
               8.022
               8.023
               8.024
               8.025
               8.026
               8.027
               8.028
               8.029
                8.03
               8.031
               8.032
               8.033
               8.034
               8.035
               8.036
               8.037
               8.038
               8.039
                8.04
               8.041
               8.042
               8.043
               8.044
               8.045
               8.046
               8.047
               8.048
               8.049
                8.05
               8.051
               8.052
               8.053
               8.054
               8.055
               8.056
               8.057
               8.058
               8.059
                8.06
               8.061
               8.062
               8.063
               8.064
               8.065
               8.066
               8.067
               8.068
               8.069
                8.07
               8.071
               8.072
               8.073
               8.074
               8.075
               8.076
               8.077
               8.078
               8.079
                8.08
               8.081
               8.082
               8.083
               8.084
               8.085
               8.086
               8.087
               8.088
               8.089
                8.09
               8.091
               8.092
               8.093
               8.094
               8.095
               8.096
               8.097
               8.098
               8.099
                 8.1
               8.101
               8.102
               8.103
               8.104
               8.105
               8.106
               8.107
               8.108
               8.109
                8.11
               8.111
               8.112
               8.113
               8.114
               8.115
               8.116
               8.117
               8.118
               8.119
                8.12
               8.121
               8.122
               8.123
               8.124
               8.125
               8.126
               8.127
               8.128
               8.129
                8.13
                  20                                                      IO                Actual/360
                  21                                                     360                Actual/360
                  38                                                      IO                Actual/360
                  54                                                      IO                Actual/360
              54.001
              54.002
                  60                                                      IO                Actual/360
                  62                                                     336                Actual/360
                  95                                                     360                Actual/360
                 128                                                     360                Actual/360
                 129                                                     360                Actual/360
                 159                                                     360                Actual/360

Mortgage Loan Number  Loan Administrative Cost Rate   Master Servicing Fee Rate   Ground Lease  Mortgage Loan Seller  Originator
--------------------  -----------------------------   -------------------------   ------------  --------------------  ----------
                   8                        0.02080%                    0.02000%       Various                  GACC        GACC
               8.001                                                                         N
               8.002                                                                         N
               8.003                                                                         N
               8.004                                                                         N
               8.005                                                                         N
               8.006                                                                         N
               8.007                                                                         N
               8.008                                                                         N
               8.009                                                                         N
                8.01                                                                         N
               8.011                                                                         N
               8.012                                                                         N
               8.013                                                                         N
               8.014                                                                         N
               8.015                                                                         N
               8.016                                                                         N
               8.017                                                                         N
               8.018                                                                         N
               8.019                                                                         N
                8.02                                                                         N
               8.021                                                                         N
               8.022                                                                         N
               8.023                                                                         N
               8.024                                                                         N
               8.025                                                                         N
               8.026                                                                         N
               8.027                                                                         N
               8.028                                                                         N
               8.029                                                                         N
                8.03                                                                         N
               8.031                                                                         N
               8.032                                                                         N
               8.033                                                                         N
               8.034                                                                         N
               8.035                                                                         N
               8.036                                                                         N
               8.037                                                                         N
               8.038                                                                         N
               8.039                                                                         N
                8.04                                                                         N
               8.041                                                                         N
               8.042                                                                         N
               8.043                                                                         N
               8.044                                                                         N
               8.045                                                                         N
               8.046                                                                         N
               8.047                                                                         N
               8.048                                                                         N
               8.049                                                                         N
                8.05                                                                         N
               8.051                                                                         N
               8.052                                                                         N
               8.053                                                                         N
               8.054                                                                         N
               8.055                                                                         N
               8.056                                                                         N
               8.057                                                                         N
               8.058                                                                         N
               8.059                                                                         N
                8.06                                                                         N
               8.061                                                                         N
               8.062                                                                         N
               8.063                                                                         N
               8.064                                                                         N
               8.065                                                                         N
               8.066                                                                         N
               8.067                                                                         N
               8.068                                                                         N
               8.069                                                                         N
                8.07                                                                         N
               8.071                                                                         N
               8.072                                                                         N
               8.073                                                                         N
               8.074                                                                         N
               8.075                                                                         N
               8.076                                                                         N
               8.077                                                                         N
               8.078                                                                         N
               8.079                                                                         N
                8.08                                                                         N
               8.081                                                                         N
               8.082                                                                         N
               8.083                                                                         N
               8.084                                                                         N
               8.085                                                                         N
               8.086                                                                         N
               8.087                                                                         N
               8.088                                                                         N
               8.089                                                                         N
                8.09                                                                         N
               8.091                                                                         N
               8.092                                                                         N
               8.093                                                                         N
               8.094                                                                         N
               8.095                                                                         N
               8.096                                                                         N
               8.097                                                                         N
               8.098                                                                         N
               8.099                                                                         N
                 8.1                                                                         N
               8.101                                                                         N
               8.102                                                                         N
               8.103                                                                         N
               8.104                                                                         N
               8.105                                                                         N
               8.106                                                                         N
               8.107                                                                         N
               8.108                                                                         N
               8.109                                                                         N
                8.11                                                                         N
               8.111                                                                         N
               8.112                                                                         N
               8.113                                                                         N
               8.114                                                                         N
               8.115                                                                         Y
               8.116                                                                         Y
               8.117                                                                         Y
               8.118                                                                         Y
               8.119                                                                         Y
                8.12                                                                         Y
               8.121                                                                         Y
               8.122                                                                         Y
               8.123                                                                         Y
               8.124                                                                         Y
               8.125                                                                         Y
               8.126                                                                         Y
               8.127                                                                         Y
               8.128                                                                         Y
               8.129                                                                         Y
                8.13                                                                         Y
                  20                        0.03080%                    0.03000%             Y                  GACC        GACC
                  21                        0.03080%                    0.03000%             N                  GACC        GACC
                  38                        0.03080%                    0.03000%             N                  GACC        GACC
                  54                        0.03080%                    0.03000%             Y                  GACC        GACC
              54.001                                                                         Y
              54.002                                                                         Y
                  60                        0.03080%                    0.03000%             Y                  GACC        GACC
                  62                        0.03080%                    0.03000%             N                  GACC        GACC
                  95                        0.03080%                    0.03000%             N                  GACC        GACC
                 128                        0.03080%                    0.03000%             N                  GACC        GACC
                 129                        0.03080%                    0.03000%             N                  GACC        GACC
                 159                        0.08080%                    0.08000%             N                  GACC        GACC

Mortgage Loan Number   Defeasance Loan   Cross Collateralized and Cross Defaulted Loan Flag   Letter of Credit In-Place   ARD Loan
--------------------   ---------------   --------------------------------------------------   -------------------------   --------
                   8                 Y                                                    N                           N          N
               8.001
               8.002
               8.003
               8.004
               8.005
               8.006
               8.007
               8.008
               8.009
                8.01
               8.011
               8.012
               8.013
               8.014
               8.015
               8.016
               8.017
               8.018
               8.019
                8.02
               8.021
               8.022
               8.023
               8.024
               8.025
               8.026
               8.027
               8.028
               8.029
                8.03
               8.031
               8.032
               8.033
               8.034
               8.035
               8.036
               8.037
               8.038
               8.039
                8.04
               8.041
               8.042
               8.043
               8.044
               8.045
               8.046
               8.047
               8.048
               8.049
                8.05
               8.051
               8.052
               8.053
               8.054
               8.055
               8.056
               8.057
               8.058
               8.059
                8.06
               8.061
               8.062
               8.063
               8.064
               8.065
               8.066
               8.067
               8.068
               8.069
                8.07
               8.071
               8.072
               8.073
               8.074
               8.075
               8.076
               8.077
               8.078
               8.079
                8.08
               8.081
               8.082
               8.083
               8.084
               8.085
               8.086
               8.087
               8.088
               8.089
                8.09
               8.091
               8.092
               8.093
               8.094
               8.095
               8.096
               8.097
               8.098
               8.099
                 8.1
               8.101
               8.102
               8.103
               8.104
               8.105
               8.106
               8.107
               8.108
               8.109
                8.11
               8.111
               8.112
               8.113
               8.114
               8.115
               8.116
               8.117
               8.118
               8.119
                8.12
               8.121
               8.122
               8.123
               8.124
               8.125
               8.126
               8.127
               8.128
               8.129
                8.13
                  20                 Y                                                    N                           N          N
                  21                 Y                                                    N                           N          N
                  38                 Y                                                    N                           N          N
                  54                 Y                                                    N                           N          N
              54.001
              54.002
                  60                 Y                                                    N                           N          N
                  62                 Y                                                    N                           N          N
                  95                 Y                                                    N                           N          N
                 128                 N                                                    N                           N          N
                 129                 Y                                                    N                           N          N
                 159                 Y                                                    N                           N          N

Mortgage Loan Number   Anticipated Repayment Date   If ARD loan, Additional Interest Rate   Serviced Loan Combination?
--------------------   --------------------------   -------------------------------------   --------------------------
                   8                                                                                                 N
               8.001
               8.002
               8.003
               8.004
               8.005
               8.006
               8.007
               8.008
               8.009
                8.01
               8.011
               8.012
               8.013
               8.014
               8.015
               8.016
               8.017
               8.018
               8.019
                8.02
               8.021
               8.022
               8.023
               8.024
               8.025
               8.026
               8.027
               8.028
               8.029
                8.03
               8.031
               8.032
               8.033
               8.034
               8.035
               8.036
               8.037
               8.038
               8.039
                8.04
               8.041
               8.042
               8.043
               8.044
               8.045
               8.046
               8.047
               8.048
               8.049
                8.05
               8.051
               8.052
               8.053
               8.054
               8.055
               8.056
               8.057
               8.058
               8.059
                8.06
               8.061
               8.062
               8.063
               8.064
               8.065
               8.066
               8.067
               8.068
               8.069
                8.07
               8.071
               8.072
               8.073
               8.074
               8.075
               8.076
               8.077
               8.078
               8.079
                8.08
               8.081
               8.082
               8.083
               8.084
               8.085
               8.086
               8.087
               8.088
               8.089
                8.09
               8.091
               8.092
               8.093
               8.094
               8.095
               8.096
               8.097
               8.098
               8.099
                 8.1
               8.101
               8.102
               8.103
               8.104
               8.105
               8.106
               8.107
               8.108
               8.109
                8.11
               8.111
               8.112
               8.113
               8.114
               8.115
               8.116
               8.117
               8.118
               8.119
                8.12
               8.121
               8.122
               8.123
               8.124
               8.125
               8.126
               8.127
               8.128
               8.129
                8.13
                  20                                                                                                 N
                  21                                                                                                 N
                  38                                                                                                 N
                  54                                                                                                 N
              54.001
              54.002
                  60                                                                                                 N
                  62                                                                                                 N
                  95                                                                                                 N
                 128                                                                                                 N
                 129                                                                                                 N
                 159                                                                                                 N

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Liens" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first lien security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in personal property located on the Mortgaged Property that is owned by the Mortgagor and either (i) is reasonably necessary to operate the Mortgaged Property or (ii) is (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest or a sale and leaseback financing arrangement in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Liens" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related mortgagee's title insurance policy, (C) exceptions and exclusions specifically referred to in such mortgagee's title insurance policy, (D) other matters to which like properties are commonly subject and (E) the lien created through the cross-collateralization of the Mortgage Loan with another Mortgage Loan.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to CWCapital Investments LLC, or an affiliate.

            7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property and do not encroach on any third party easements on the Mortgaged Property, except for encroachments that are insured against by the mortgagee's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) mortgagee's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Liens. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, an environmental site assessment (meeting American Society for Testing and Materials standards), or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action, or (iii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iv) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In the case of each Mortgage Loan set forth on Schedule B-1 to this Exhibit B, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule B-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos containing materials ("ACM") and, if the related Mortgaged Property is a multifamily property, with respect to radon gas ("RG") and lead based paint ("LBP") and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or
            (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  ii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                  iii) "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence; and (e) if the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If a seismic report concluded that the PML on a Mortgaged Property would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Liens;

                  iii) The Mortgagor's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. Except as set forth on Schedule B-1 to this Exhibit B, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property,
      (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule B-1 hereto, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
      Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. Each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million requires the Mortgagor to be for at least as long as the Mortgage Loan is outstanding and, to the Seller's knowledge, each such Mortgagor is, a Single Purpose Entity, the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $15 million provide that the Mortgagor is a Single Purpose Entity and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $15 million or less, its organizational documents or Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage
      Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the mortgagee incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the mortgagee associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) Utilities. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            42) Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

            43) Separate Tax Lots. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

            44) No Fraud. In the origination and servicing of the Mortgage Loan, neither the Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including knowledge of a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, mortgagee's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                  Schedule B-1

                Mortgage Loans Permitting Property Substitutions

                            Fortress/Ryan's Portfolio

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1

Schedule B - 1
GACC

Mortgage Loan Number   Property Name
--------------------   ------------------------------------------
                   8   Fortress/Ryan's Portfolio
               8.001   Ryans - Picayune, MS
               8.002   Ryans - Crestview, FL
               8.003   Fire Mountain - Fayetteville, NC
               8.004   Ryans - Bowling Green, KY
               8.005   Fire Mountain - Pensacola, FL
               8.006   Ryans - Macon, GA
               8.007   Ryans - Conroe, TX
               8.008   Ryans - Columbus, GA
               8.009   Ryans - Beckley, WV
                8.01   Ryans - Aiken, SC
               8.011   Ryans - Pearl, MS
               8.012   Ryans - Asheville, NC
               8.013   Ryans - Beaumont, TX
               8.014   Ryans - Albany, GA
               8.015   Old Country Buffet - Coon Rapids, MN
               8.016   Ryans - Surfside Beach, SC
               8.017   Ryans - Montgomery, AL
               8.018   Ryans - North Charleston, SC
               8.019   Fire Mountain - Flowood, MS
                8.02   Ryans - Hanover, PA
               8.021   Ryans - Princeton, WV
               8.022   Ryans - Hermitage, TN
               8.023   Ryans - Martinez, GA
               8.024   Fire Mountain - Columbia, SC
               8.025   Ryans - Columbia, SC
               8.026   Fire Mountain - Decatur, AL
               8.027   Ryans - Greer, SC
               8.028   Fire Mountain - Athens, GA
               8.029   Fire Mountain - Burleson, TX
                8.03   Ryans - Charleston, SC
               8.031   Ryans - Martinsburg, WV
               8.032   Ryans - Commerce, GA
               8.033   Fire Mountain - Horn Lake, MS
               8.034   Ryans - Fredericksburg, VA
               8.035   Fire Mountain - North Augusta, SC
               8.036   Ryans - Anderson, SC
               8.037   Fire Mountain - Mobile, AL
               8.038   Ryans - Alcoa, TN
               8.039   Ryans - Texas City, TX
                8.04   Ryans - Hixson, TN
               8.041   Ryans - Denham Springs, LA
               8.042   Fire Mountain - Dawsonville, GA
               8.043   Ryans - Murfreesboro, TN
               8.044   Ryans - Jasper, AL
               8.045   Ryans - Florence, AL
               8.046   Ryans - North Myrtle Beach, SC
               8.047   Fire Mountain - Bossier City, LA
               8.048   Ryans - Canton, GA
               8.049   Ryans - Owensboro, KY
                8.05   Ryans - Rome, GA
               8.051   Fire Mountain - Lake Charles, LA
               8.052   Fire Mountain - Hickory, NC
               8.053   Ryans - Cartersville, GA
               8.054   Ryans - Crossville, TN
               8.055   Ryans - Carrollton, GA
               8.056   Ryans - Pace, FL
               8.057   Ryans - Christiansburg, VA
               8.058   Ryans - Prattville, AL
               8.059   Fire Mountain - Lexington, KY
                8.06   Ryans - Paducah, KY
               8.061   Fire Mountain - Spanish Fort, AL
               8.062   Ryans - Lake Jackson, TX
               8.063   Ryans - Hiram, GA
               8.064   Ryans - Greenville, SC
               8.065   Fire Mountain - Auburn, IN
               8.066   Ryans - Seymour, IN
               8.067   Ryans - Springfield, MO
               8.068   Fire Mountain - Cullman, AL
               8.069   Fire Mountain - Spartanburg, SC
                8.07   Ryans - West Columbia, SC
               8.071   Ryans - Dothan, AL
               8.072   Ryans - Easley, SC
               8.073   Fire Mountain - Gardendale, AL
               8.074   Ryans - Joplin, MO
               8.075   Ryans - Greenwood, SC
               8.076   Ryans - Conway, SC
               8.077   Ryans - Chambersburg, PA
               8.078   Ryans - Lumberton, NC
               8.079   Fire Mountain - Griffin, GA
                8.08   Ryans - Springfield, MO
               8.081   Fire Mountain - Calhoun, GA
               8.082   Fire Mountain - North Little Rock, AR
               8.083   Ryans - Oak Ridge, TN
               8.084   Fire Mountain - Foley, AL
               8.085   Ryans - Hot Springs, AR
               8.086   Ryans - Johnstown, PA
               8.087   Ryans - Seneca, SC
               8.088   Ryans - Greenville, SC
               8.089   Ryans - Marietta, OH
                8.09   Ryans - Orangeburg, SC
               8.091   Ryans - Lafayette, LA
               8.092   Fire Mountain - Fort Smith, AR
               8.093   Ryans - Cincinnati, OH
               8.094   Ryans - Akron, OH
               8.095   Ryans - Gastonia, NC
               8.096   Fire Mountain - Concord, NC
               8.097   Ryans - Elizabethtown, KY
               8.098   Fire Mountain - Clarksville, TN
               8.099   Ryans - Corydon, IN
                 8.1   Ryans - Jonesboro, AR
               8.101   Ryans - Morristown, TN
               8.102   Ryans - Simpsonville, SC
               8.103   Ryans - Sevierville, TN
               8.104   Ryans - Cookeville, TN
               8.105   Fire Mountain - Columbia, SC
               8.106   Fire Mountain - Mansfield, OH
               8.107   Ryans - Tyler, TX
               8.108   Ryans - Millington, TN
               8.109   Fire Mountain - Winston-Salem, NC
                8.11   Ryans - Tupelo, MS
               8.111   Ryans - Cleveland, TN
               8.112   Ryans - Indianapolis, IN
               8.113   Ryans - Danville, IL
               8.114   Ryans - Slidell, LA
               8.115   Ryans - Clarksburg, WV
               8.116   Ryans - Charleston, WV
               8.117   Ryans - Hagerstown, MD
               8.118   Home Town Buffet - Burbank, CA
               8.119   Ryans - Summerville, SC
                8.12   Fire Mountain - Beaver Falls, PA
               8.121   Fire Mountain - Mechanicsburg, PA
               8.122   Home Town Buffet - Canoga Park, CA
               8.123   Ryans - Searcy, AR
               8.124   Ryans - West Plains, MO
               8.125   Home Town Buffet - Lynwood, CA
               8.126   Ryans - Lexington, SC
               8.127   Home Town Buffet - Fresno, CA
               8.128   Old Country Buffet - Union Gap, WA
               8.129   Old Country Buffet - Fairness Hills , PA
                8.13   Ryans - Tuscaloosa, AL

                                    Exhibit C

                                    EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit B to the Mortgage Loan Purchase Agreement for GACC.

Annex A
ID#                  Mortgage Loan                    Exception
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 2: Whole Loan; Ownership of Mortgage Loans

         8           Fortress/Ryan's Portfolio        The Mortgage Loan is a pari passu portion of a whole loan.
                                                      The holder of the Mortgage Loan is subject to the rights of the holder of the pari passu loan pursuant to an
                                                      intercreditor agreement
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 12: Environmental Conditions.

         8           Fortress/Ryan's Portfolio        An Environmental Historical and Database Review was conducted with respect to each Mortgaged Property.
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 14: Insurance.
..
      Various        Various                          The Mortgage Loan documents generally require property
                                                      insurance against loss customarily included under an "all
                                                      risk" property insurance policy but certain "all risk"
                                                      policies do not specifically cover lightning, windstorm,
                                                      hail, explosion, riot, riot attending a strike, civil
                                                      commotion, aircraft, vehicles and smoke and/or may
                                                      specifically exclude windstorm or other such coverage. All of the Mortgaged Properties have windstorm coverage. With
                                                      respect to Mortgaged Properties located in an area designated by FEMA as a special flood hazard area, the flood insurance required under the Mortgage Loan documents is in an amount equal to the lesser of (i) replacement costs (or the unpaid principal balance of the related Mortgage Loan) or (ii) the maximum amount available under the appropriate National Flood
                                                      Insurance Administration program.
                                                      Certain of the Mortgage Loan documents may limit terrorism insurance coverage to the extent such coverage is
                                                      commercially available for similarly situated properties
                                                      and/or on commercially reasonable terms. Certain of the
                                                      Mortgage Loan documents provide limits on the insurance
                                                      premium amount the related borrower is required to spend for terrorism insurance. Certain of the loan documents do not
                                                      specifically require terrorism insurance be maintained.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(ii)

        54           Nassau Bay I & II                There is no language in the ground lease that states that the ground lease shall remain superior to any mortgage or other lien upon the related fee interest. However, as of the loan closing date, there was no mortgage encumbering the fee
                                                      interest and any fee mortgage subsequently recorded will be subordinate to the ground lease.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(iii)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties except for the Tuscaloosa, AL ground lease property and the Lexington, SC ground lease property, lessor consent is required for assignment of the
                                                      Fortress/Ryan's Portfolio Loan borrower's interest in the
                                                      ground lease.

        20           Physician's Medical Center of    The ground lease is freely assignable to a leasehold
                     Dallas                           mortgagee, a purchaser at a foreclosure sale and any person
                                                      (other than a direct competitor) that controls, is controlled by or under common ownership with lessee. Any other assignments may trigger a right of first refusal for lessor. Subleases are not subject to the right of first refusal. The ground lease restricts the use of the Mortgaged Property for an ambulatory surgery center, outpatient medical offices and related uses and purposes.

        54           Nassau Bay I & II                The ground lease for each of the buildings provides that the lease is freely assignable to a leasehold mortgagee and
                                                      certain permitted transferees (as defined in the lease). The borrower may not assign, sublet or transfer the lease or any interest in the lease without first obtaining consent of the landlord, which consent shall not be unreasonably withheld;
                                                      provided, however, the borrower may not (directly or
                                                      indirectly) assign, sublet or transfer the lease or any of the lessee's interest in the lease to any "Healthcare
                                                      Company" (as defined in the lease) without the prior written consent of the lessor.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(iv)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties none of the ground leases provide
                                                      that no material amendment to such applicable ground lease is binding on a mortgagee unless the mortgagee has consented
                                                      thereto.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(v)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties, no ground lease (A) require the
                                                      applicable lessor under to give notice of any default by the lessee to the holder of the Mortgage or (B) provide that no notice of termination given under such Ground Lease is
                                                      effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has not offered and is not required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(vi)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties, no ground lease provides that a
                                                      mortgagee is permitted a reasonable opportunity to cure any default under such applicable ground lease.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(vii)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties except for the Searcy, AR Ground
                                                      Lease Property, Burbank, CA Ground Lease Property and the
                                                      Summerville, SC Ground Lease Property, the original term
                                                      (including extensions thereof) of the applicable ground lease extends less than twenty years beyond the stated maturity
                                                      date.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(viii)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties, none of the terms of the applicable ground leases provide that insurance proceeds or condemnation award awarded to the holder of the applicable ground lease interest will be applied either (A) to the repair or
                                                      restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related
                                                      Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and
                                                      disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B)
                                                      to the payment of the outstanding principal balance of the
                                                      Fortress/Ryan's Portfolio Loan together with any accrued
                                                      interest thereon.

        20           Physician's Medical Center of    Partial Taking: Under the ground lease, partial condemnation
                     Dallas                           awards are distributed (a) first,. to the lessor, any related
        60           Southlake Medical I              lender and the leasehold mortgagee, for costs and expenses in connection with the taking, (b) next, to the lessee, an
                                                      amount equal to the costs of the taking restoration, (c)
                                                      next, to the lessor, the difference between(i) the value of the leased premises immediately prior to the taking and (ii)
                                                      the value of the portion of the leased premises after the
                                                      taking and (d) any remaining amounts, if any, to the lessee.
                                                      Total Taking: Under the ground lease, total condemnation
                                                      awards are distributed as above except (b) provides that the lessor is entitled to receive the value of the leased
                                                      premises (if vacant and unimproved and available for best
                                                      economic use), but as encumbered by the lease on the date of the taking.

        54           Nassau Bay I & II                Under the ground lease, condemnation proceeds are disbursed to the borrower or the ground lessor in accordance with their respective interests, and not in any order of priority.
                                                      However, with respect to each Mortgaged Property, in the
                                                      event that (a) all or any part of such Mortgaged Property has been taken, (b) the amount of the condemnation award as a
                                                      result of such taking distributed to borrower is less than the then outstanding amount of the indebtedness, and (c) a portion of the condemnation award as a result of such taking is distributed to the ground lessor under the related ground lease (such amount, the "Ground Lessor Award"), the guarantor under the Mortgage Loan has agreed to guaranty payment of the indebtedness in an amount equal to the Ground Lessor Award.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(ix)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties, none of the ground leases contain a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession,
                                                      interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

        54           Nassau Bay I & II                The ground leases for each of the buildings requires that 90%
                                                      of the square footage of the building be used by active
                                                      members of the medical staff at the hospital who are in good standing at all times during their tenancy and requires that for so long as the owner of the hospital (Christus Health
                                                      Gulf Coast) is a member of the Catholic Health Association, the borrower, its successors, assigns and all tenants in the building must not allow the premises or the building to be used for any purpose that contravenes the "Ethical and
                                                      Religious Directives for Catholic Health Care Services,"
                                                      dated November 1994. In addition, there is also a
                                                      non-competition provision in the ground leases restricting the borrower, for so long as Christus Health Gulf Coast owns the hospital, from permitting occupancy that competes with the hospital; the leases specifically provides that space in the building may not be leased to anyone who provides CT,
                                                      MRI, physical therapy, nuclear medicine, home health, DME or ambulatory services or facilities; provided, however, the
                                                      ground lease provides that these non-competition restrictions shall not prohibit tenants from performing such servicers and providing such facilities if provided in the ordinary and
                                                      customary course of treatment within the tenant's medical
                                                      practice.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17: Leasehold Estate.(x)

         8           Fortress/Ryan's Portfolio        With respect to all of the Fortress/Ryan's Portfolio Loan
                                                      ground lease properties, none of the ground leases require the lessor to enter into a new lease upon termination of such ground lease or if such ground lease is rejected in a
                                                      bankruptcy proceeding.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 24: Releases of Mortgaged Property.

         8           Fortress/Ryan's Portfolio        The borrower may substitute one or more properties for an
                                                      existing Mortgaged Property and obtain the release of the
                                                      existing Mortgaged Property, provided such substituted
                                                      property or properties: (i) be subject to the terms of a
                                                      master lease; (ii) be a property as to which the borrower
                                                      will hold insurable fee title or a valid and subsisting
                                                      leasehold interest, free and clear of any lien or other
                                                      encumbrance, except for exceptions not materially impairing the value of such property, and have an appraised value at least equal to the appraised value of the replaced property;
                                                      (iii) be free and clear of hazardous materials the presence of which violates environmental laws and be in material
                                                      compliance with all environmental laws; (iv) be in good
                                                      repair and condition; (v) have an equivalent or stronger
                                                      financial operating history than the replaced property during the immediately preceding trailing 12-month period; (vi) be in good repair and condition; (v) have an equivalent or
                                                      stronger financial operating history than the replaced
                                                      property during the immediately preceding trailing 12-month period; (vi) be located in a similar or better market area for the master lessee's operations with stable or improving demographics; (vii) have no material liability substantially greater than the replaced property on the date of the
                                                      substitution; and (viii)be a restaurant being used for a
                                                      permitted restaurant brand under the Fortress/Ryan's
                                                      Portfolio Loan Agreement.
                                                      With respect to defeasance permitted under the
                                                      Fortress/Ryan's Portfolio Loan, the Fortress/Ryan's Portfolio
                                                      Loan borrower is permitted to defease up to five individual properties prior to the expiration of the defeasance lockout period, provided all of the requirements of the
                                                      Fortress/Ryan's Portfolio Loan Mortgage Loan Agreement are
                                                      met and a written opinion of counsel is delivered to the
                                                      lender and the rating agencies with respect to certain tax and REMIC requirements.

        21           Glenview Corporate Center        The Mortgage Loan documents permit a sale and release from the cross with the other Mortgaged Properties of the
                                                      Mortgaged Property known as 3050 Tillman Drive, provided the borrower provide evidence that the LTV of the remaining
                                                      properties after the release is not more than 75% and the
                                                      DSCR after the release is at least 1.25x. In addition, the
                                                      Mortgage Loan documents require that the buyer assume a
                                                      portion of the Mortgage Loan equal to $4,740,000.

        54           Nassau Bay I & II                The Mortgage Loan documents permit the partial release of an individual building upon the satisfaction of certain
                                                      conditions, including delivery of defeasance collateral
                                                      sufficient to defease 115% of the allocated loan amount for the parcel to be released.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 27: Inspections.

         8           Fortress/Ryan's Portfolio        The Seller did not inspect each of the Mortgaged Properties in connection with the origination of the Mortgage Loan.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 29: Junior Liens.

129                  181 Freeman Avenue               The borrower guaranteed full payment of a subordinate loan in the amount of $1,550,000 made to the Gold's Gym tenant at the
                                                      Mortgaged Property. The guaranty is secured by a subordinate mortgage. The junior lender (T.D. Banknorth, N.A.) entered into a subordination and standstill agreement with the lender in which it subordinated its mortgage to the Mortgage Loan, waived all rights to receive payment from the borrower until after the Mortgage Loan is paid in full and agreed not to
                                                      take enforcement action against the borrower until the
                                                      Mortgage Loan is paid in full.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 35: Due on Sale.

        20           Physician's Medical Center of    The Mortgage Loan documents permit a member of the borrower
                     Dallas                           to incur mezzanine debt subject to conditions including but
        38           Westgate San Antonio             not limited to (1)(a) a combined DSCR of not less than 1.10x
        54           Nassau Bay I & II                (based on interest only ("IO") payments, provided the
        60           Southlake Medical I              mezzanine lender is part of the recapitalization of the
                                                      underlying ownership interest in the Mortgaged Property and such mezzanine lender is an "Institutional Lender" (as such term is defined in the Mortgage Loan documents) or (b) a
                                                      combined DSCR of not less than 1.10x (based on amortizing
                                                      payments) and (2) a combined LTV ratio of not more than 90% and
                                                      (3) delivery of an acceptable intercreditor agreement.

        62           Residence Inn Saratoga Springs   The Mortgage Loan documents permit, in connection with the first sale of the Mortgaged Property, the pledge of the
                                                      direct or indirect equity interests in the borrower as
                                                      collateral security for a mezzanine loan from John Eric King
                                                      (one of the non-recourse carve out guarantors), subject to conditions, including but not limited to a combined DSCR that is not less than 1.40x, a combined LTV not more than 80% and delivery of an acceptable intercreditor agreement.
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 35: Single Purpose Entity.

                     Various                          Certain special purpose entity borrowers may be recycled
                                                      entities who in the past were not in compliance with all of the special purpose entity requirements.

        20           Physician's Medical Center of    The borrower did not deliver a non-consolidation opinion at
                     Dallas                           closing.
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 37: Non-Recourse Exceptions.

         8           Fortress/Ryan's Portfolio        The non-recourse carveouts are obligations of only the
                                                      borrower.

        20           Physician's Medical Center of    The non-recourse carve-out guarantor is Cambridge Holdings
                     Dallas                           Incorporated.
        38           Westgate San Antonio
        54           Nassau Bay I & II
        60           Southlake Medical I
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 43: Separate Tax Lots.

        60           Southlake Medical I              The Mortgaged Property is not a separate tax lot. The
                                                      borrower represented it will use commercially reasonable
                                                      efforts to cause the separate assessment of each of the
                                                      properties included in the tax lot. Each month, until the
                                                      Mortgaged Property is subdivided, the borrower is required to deposit an amount equal to 1/12 of the amount of the then
                                                      current taxes due on the entire property to the impound
                                                      account.

                                         Environmental Insurance Policies

                                                       None